EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Laken Avonne Rapier	Joseph Calabrese
	Chief Financial Officer	Media Contact	Financial Relations Board
	(972) 490-9600	LRapier@ashfordinc.com	(212) 827-3772

ASHFORD TRUST REPORTS THIRD QUARTER 2024 RESULTS

DALLAS – November 5, 2024 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2024. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2024 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2024 with the third quarter ended September 30, 2023 (see discussion below). All data presented in this press release gives effect to the 1-for-10 reverse stock split completed on October 25, 2024 with regard to share counts and per share data. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

THIRD QUARTER 2024 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels decreased 1.4% to $133 during the quarter on a 1.7% increase in Comparable ADR and a 3.0% decrease in Comparable Occupancy.
•Net loss attributable to common stockholders was $63.2 million or $12.39 per diluted share for the quarter.
•Adjusted EBITDAre was $52.4 million for the quarter.
•Adjusted funds from operations (AFFO) was $(1.71) per diluted share for the quarter.
•Comparable Hotel EBITDA was $70.4 million for the quarter.
•The Company ended the quarter with cash and cash equivalents of $119.7 million and restricted cash of $114.3 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $26.7 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net working capital at the end of the quarter was $160.0 million.
•Capex invested during the quarter was $22.6 million.

RECENT OPERATING HIGHLIGHTS
•Over the last several months the Company has provided several updates on its plan to pay off its strategic financing which has a final maturity date in January 2026. This plan includes raising sufficient capital through a combination of asset sales, mortgage debt refinancings, and non-traded preferred capital raising.
•The Company’s Crowne Plaza La Concha Hotel in Key West, Florida is on track to convert to a Marriott Autograph Collection® property by the end of 2024 at which time it will be rebranded to Autograph La Concha.

AHT Reports Third Quarter Results

November 5, 2024

•The Company’s Le Pavillon Hotel in New Orleans, Louisiana is on track to convert to a Marriott Tribute Portfolio property by the end of 2024.
•To date, the Company has issued approximately $173 million of its non-traded preferred stock.

CAPITAL STRUCTURE
As of September 30, 2024, the Company had total loans of $2.7 billion with a blended average interest rate of 8.0%, taking into account in-the-money interest rate caps. Based on the current level of SOFR, and the Company’s corresponding interest rate caps, approximately 83% of the Company’s consolidated debt is effectively fixed and approximately 17% is effectively floating.

The Company did not pay a dividend on its common stock and common units for the third quarter ended September 30, 2024. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company is current on the dividends on its outstanding preferred stock and plans to pay dividends on its outstanding preferred stock on a current basis going forward.

The Company commenced the offering of its Non-Traded Preferred Equity during the third quarter of 2022. As of September 30, 2024 the Company had 6,158,835 shares of its Series J and 526,708 shares of its Series K non-traded preferred stock outstanding and has raised approximately $173 million of gross proceeds. The expected use of proceeds for the Non-Traded Preferred Equity is acquisitions, paying down debt, and other general corporate purposes.

Subsequent to quarter end, the Company announced that its Board of Directors approved a reverse split of the Company’s common stock at a ratio of 1-for-10. The reverse stock split became effective after the close of business on October 25, 2024, at which time each share of the Company’s issued and outstanding common stock and equivalents was converted into 1/10th of a share of the Company’s common stock. The common stock commenced trading on the New York Stock Exchange on October 28, 2024, on the split-adjusted basis.

“I’m very pleased with the progress we have made related to our plan announced earlier this year to pay off our strategic financing,” commented Stephen Zsigray, Ashford Trust’s President and Chief Executive Officer. “Since that announcement, we have sold over $310 million of hotels, completed a refinancing of our Renaissance Nashville that generated excess proceeds, and continue to raise substantial capital through the sale of our non-traded preferred stock. The outstanding loan balance on our strategic financing is now approximately $82 million, which is down almost 60% from the original balance, and we still believe that we have a viable path to pay off this financing before the end of the year.” Mr. Zsigray added, “Operationally, we remain focused on maximizing the value of our assets and look forward to realizing enhanced financial performance from the upcoming conversions of La Concha and Le Pavillon later this year. As we look to the remainder of 2024 and into 2025, we believe our high-quality, geographically diverse portfolio remains well-positioned to outperform.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, November 6, 2024, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 307-1963. A replay of the conference call will be available through Wednesday, November 13, 2024, by dialing (609) 800-9909 and entering the confirmation number, 4669395.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2024 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be

AHT Reports Third Quarter Results

November 5, 2024

available online at the Company’s website, www.ahtreit.com, on Wednesday, November 6, 2024, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans, including its plans to raise sufficient capital through a combination of asset sales, mortgage debt refinancings and non-traded preferred capital raising and to pay off its strategic financing. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2024	December 31, 2023
ASSETS
Investments in hotel properties, gross	$3,603,062	$4,245,264
Accumulated depreciation	(1,118,574)	(1,293,332)
Investments in hotel properties, net	2,484,488	2,951,932
Contract asset	365,647	—
Cash and cash equivalents	119,659	165,231
Restricted cash	114,282	146,079
Accounts receivable, net of allowance of $539 and $1,214, respectively	49,874	45,521
Inventories	3,678	3,679
Notes receivable, net	10,164	7,369
Investment in unconsolidated entities	9,132	9,960
Deferred costs, net	1,824	1,808
Prepaid expenses	14,250	12,806
Derivative assets, net	4,074	13,696
Operating lease right-of-use assets	43,835	44,047
Other assets	18,941	25,309
Intangible assets, net	797	797
Due from related parties, net	2,078	—
Due from third-party hotel managers	26,684	21,664
Assets held for sale	—	12,383
Total assets	$3,269,407	$3,462,281

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$2,734,537	$3,040,951
Indebtedness associated with hotels in receivership	322,800	355,120
Finance lease liability	17,998	18,469
Other finance liability	27,015	26,858
Accounts payable and accrued expenses	146,402	129,323
Accrued interest payable	10,714	12,985
Accrued interest associated with hotels in receivership	42,847	14,024
Dividends and distributions payable	3,833	3,566
Due to Ashford Inc., net	6,407	13,261
Due to related parties, net	—	5,874
Due to third-party hotel managers	1,149	1,193
Intangible liabilities, net	1,989	2,017
Operating lease liabilities	44,457	44,765
Other liabilities	3,301	3,499
Liabilities associated with assets held for sale	—	14,653
Total liabilities	3,363,449	3,686,558

Redeemable noncontrolling interests in operating partnership	22,675	22,007
Series J Redeemable Preferred Stock, $0.01 par value, 6,158,835 and 3,475,318 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	141,809	79,975
Series K Redeemable Preferred Stock, $0.01 par value, 526,708 and 194,193 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	13,024	4,783
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,111,127 and 1,159,927 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	11	12
Series F Cumulative Preferred Stock, 1,037,044 and 1,175,344 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	10	11
Series G Cumulative Preferred Stock, 1,472,948 and 1,531,996 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	15	15
Series H Cumulative Preferred Stock, 1,040,956 and 1,170,325 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	10	12
Series I Cumulative Preferred Stock, 1,034,303 and 1,160,923 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	11	12
Common stock, $0.01 par value, 400,000,000 shares authorized, 5,443,905 and 3,742,205 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	54	37
Additional paid-in capital	2,391,320	2,383,312
Accumulated deficit	(2,679,798)	(2,729,312)
Total stockholders' equity (deficit) of the Company	(288,367)	(345,901)
Noncontrolling interests in consolidated entities	16,817	14,859
Total equity (deficit)	(271,550)	(331,042)
Total liabilities and equity/deficit	$3,269,407	$3,462,281

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
REVENUE
Rooms	$212,962	$270,607	$685,774	$817,477
Food and beverage	46,384	52,205	159,002	172,943
Other	16,672	19,537	50,298	55,135
Total hotel revenue	276,018	342,349	895,074	1,045,555
Other	582	665	1,904	2,094
Total revenue	276,600	343,014	896,978	1,047,649
EXPENSES
Hotel operating expenses
Rooms	50,929	64,803	159,682	190,041
Food and beverage	33,908	39,511	109,247	121,211
Other expenses	100,090	115,625	311,596	348,463
Management fees	9,907	12,687	32,641	38,706
Total hotel operating expenses	194,834	232,626	613,166	698,421
Property taxes, insurance and other	18,062	17,345	52,335	52,880
Depreciation and amortization	37,740	45,954	115,471	140,963
Advisory services fee:
Base advisory fee	8,197	8,121	24,375	24,839
Reimbursable expenses	3,330	2,884	12,562	9,176
Stock/unit-based compensation	218	1,390	1,261	3,635
Stirling performance participation fee	111	—	333	—
Corporate, general and administrative:
Stock/unit-based compensation	26	99	270	728
Other general and administrative	5,033	3,772	20,192	10,659
Total operating expenses	267,551	312,191	839,965	941,301
Gain (loss) on consolidation of VIE and disposition of assets and hotel properties	9	6,390	94,406	7,443
Gain (loss) on derecognition of assets	11,114	—	156,748	—
OPERATING INCOME (LOSS)	20,172	37,213	308,167	113,791
Equity in earnings (loss) of unconsolidated entities	(133)	(138)	(828)	(715)
Interest income	1,771	1,888	5,443	6,755
Other income (expense), net	36	34	108	277
Interest expense, net of discount amortization	(63,252)	(84,382)	(200,083)	(233,462)
Interest expense associated with hotels in receivership	(11,120)	(11,749)	(35,162)	(27,389)
Amortization of loan costs	(3,573)	(3,249)	(9,119)	(9,634)
Write-off of premiums, loan costs and exit fees	(17)	(1,263)	(3,831)	(2,633)
Gain (loss) on extinguishment of debt	2,745	—	2,790	—
Realized and unrealized gain (loss) on derivatives	(6,202)	(2,678)	(84)	4,490
INCOME (LOSS) BEFORE INCOME TAXES	(59,573)	(64,324)	67,401	(148,520)
Income tax benefit (expense)	445	(127)	(3,313)	(2,410)
NET INCOME (LOSS)	(59,128)	(64,451)	64,088	(150,930)
(Income) loss attributable to noncontrolling interest in consolidated entities	477	—	494	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	746	889	(672)	1,838
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(57,905)	(63,562)	63,910	(149,092)
Preferred dividends	(5,900)	(4,295)	(16,379)	(11,290)
Deemed dividends on redeemable preferred stock	(902)	(760)	(2,253)	(1,993)
Gain (loss) on extinguishment of preferred stock	1,556	—	3,340	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(63,151)	$(68,617)	$48,618	$(162,375)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(12.39)	$(19.91)	$10.94	$(47.21)
Weighted average common shares outstanding – basic	5,096	3,446	4,425	3,440
Diluted:
Net income (loss) attributable to common stockholders	$(12.39)	$(19.91)	$3.12	$(47.21)
Weighted average common shares outstanding – diluted	5,096	3,446	18,768	3,440
Dividends declared per common share	$—	$—	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Net income (loss)	$(59,128)	$(64,451)	$64,088	$(150,930)
Interest expense and amortization of discounts and loan costs, net	66,825	87,631	209,202	243,096
Interest expense associated with hotels in receivership	11,120	11,749	35,162	27,389
Depreciation and amortization	37,740	45,954	115,471	140,963
Income tax expense (benefit)	(445)	127	3,313	2,410
Equity in (earnings) loss of unconsolidated entities	133	138	828	715
Company's portion of EBITDA of unconsolidated entities	257	217	306	305
EBITDA	56,502	81,365	428,370	263,948
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	(9)	(6,390)	(94,406)	(7,443)
(Gain) loss on derecognition of assets	(11,114)	—	(156,748)	—
EBITDAre	45,379	74,975	177,216	256,505
Amortization of unfavorable contract liabilities	(31)	(31)	(92)	16
Transaction and conversion costs	1,979	1,219	9,210	2,371
Write-off of premiums, loan costs and exit fees	17	1,263	3,831	2,633
Realized and unrealized (gain) loss on derivatives	6,202	2,678	84	(4,490)
Stock/unit-based compensation	244	1,491	1,531	4,374
Legal, advisory and settlement costs	896	911	1,169	911
Other (income) expense, net	(36)	(33)	(108)	(276)
Stirling performance participation fee	111	—	333	—
(Gain) loss on extinguishment of debt	(2,745)	—	(2,790)	—
Severance	394	—	544	—
Company's portion of adjustments to EBITDAre of unconsolidated entities	—	—	6	1
Adjusted EBITDAre	$52,410	$82,473	$190,934	$262,045
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Net income (loss)	$(59,128)	$(64,451)	$64,088	$(150,930)
(Income) loss attributable to noncontrolling interest in consolidated entities	477	—	494	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	746	889	(672)	1,838
Preferred dividends	(5,900)	(4,295)	(16,379)	(11,290)
Deemed dividends on redeemable preferred stock	(902)	(760)	(2,253)	(1,993)
Gain (loss) on extinguishment of preferred stock	1,556	—	3,340	—
Net income (loss) attributable to common stockholders	(63,151)	(68,617)	48,618	(162,375)
Depreciation and amortization on real estate	37,740	45,954	115,471	140,963
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	(9)	(6,390)	(94,406)	(7,443)
(Gain) loss on derecognition of assets	(11,114)	—	(156,748)	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(746)	(889)	672	(1,838)
Equity in (earnings) loss of unconsolidated entities	133	138	828	715
Impairment charges on real estate	—	—	—	—
Company's portion of FFO of unconsolidated entities	(3)	(10)	(457)	(364)
FFO available to common stockholders and OP unitholders	(37,150)	(29,814)	(86,022)	(30,342)
Deemed dividends on redeemable preferred stock	902	760	2,253	1,993
(Gain) loss on extinguishment of preferred stock	(1,556)	—	(3,340)	—
Transaction and conversion costs	1,979	1,219	9,210	2,371
Write-off of premiums, loan costs and exit fees	17	1,263	3,831	2,633
Unrealized (gain) loss on derivatives	13,458	12,908	23,413	27,233
Stock/unit-based compensation	244	1,491	1,531	4,374
Legal, advisory and settlement costs	896	911	1,169	911
Other (income) expense, net	(36)	(33)	(108)	(276)
Amortization of credit facility exit fee	—	5,015	844	13,811
Amortization of loan costs	3,573	3,249	9,119	9,634
Stirling performance participation fee	111	—	333	—
(Gain) loss on extinguishment of debt	(2,745)	—	(2,790)	—
Dead deal costs	—	—	—	—
Interest expense associated with hotels in receivership	11,120	—	29,615	—
Severance	394	—	544	—
Default interest and late fees	—	5,995	—	7,326
Company's portion of adjustments to FFO of unconsolidated entities	—	—	6	1
Adjusted FFO available to common stockholders and OP unitholders	$(8,793)	$2,964	$(10,392)	$39,669
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(1.71)	$0.81	$(2.32)	$10.86
Weighted average diluted shares	5,156	3,665	4,480	3,653

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
September 30, 2024
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (12)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (13)	Comparable TTM Hotel EBITDA Debt Yield
Torchlight Marriott Gateway - 1 hotel	November 2024	November 2026	SOFR (1) + 4.76%	$—	$86,000	$86,000	(2)	$11,494	13.4%	$16,353	19.0%
Morgan Stanley Pool - 17 hotels	November 2024	November 2024	SOFR (1) + 3.39%	—	409,750	409,750	(3)	21,016	5.1%	43,428	10.6%
Aareal Le Pavillon - 1 hotel	December 2024	December 2027	SOFR (1) + 4.00%	—	37,000	37,000	(4)	(9,325)	(25.2)%	(498)	(1.3)%
BAML Indigo Atlanta - 1 hotel	December 2024	December 2024	SOFR (1) + 2.85%	—	13,644	13,644	(5)	(754)	(5.5)%	1,727	12.7%
BAML Pool 3 - 2 hotels	February 2025	February 2025	4.45%	26,134	—	26,134		8,993	34.4%	5,531	21.2%
JPMorgan Chase - 8 hotels	February 2025	February 2026	SOFR (1) + 3.28%	—	335,000	335,000	(6)	4,556	1.4%	25,042	7.5%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	22,289	—	22,289		(1,367)	(6.1)%	2,044	9.2%
BAML Highland Pool - 19 hotels	April 2025	April 2025	SOFR (1) + 3.51%	—	862,027	862,027	(7)	49,043	5.7%	95,128	11.0%
KEYS Pool C - 4 hotels	June 2025	June 2025	SOFR (1) + 4.03%	—	143,877	143,877	(8)	13,464	9.4%	19,940	13.9%
KEYS Pool D - 4 hotels	June 2025	June 2025	SOFR (1) + 4.29%	—	159,424	159,424	(8)	88,305	55.4%	18,467	11.6%
KEYS Pool E - 5 hotels	June 2025	June 2025	SOFR (1) + 3.02%	—	109,473	109,473	(8)	4,930	4.5%	17,012	15.5%
Oaktree Capital Term Loan	January 2026	January 2026	14.00%	84,386	—	84,386		N/A	N/A	N/A	N/A
Aareal Alexandria/La Posada - 2 hotels	May 2026	May 2028	SOFR (1) + 4.00%	—	98,450	98,450	(9)	5,053	5.1%	10,339	10.5%
BAML Nashville - 1 hotel	May 2026	May 2029	SOFR (1) + 3.98%	—	267,200	267,200	(10)	24,454	9.2%	34,418	12.9%
Unencumbered Hotels - 2 hotels				—	—	—		4,085	N/A	9,141	N/A
Total				$132,809	$2,521,845	$2,654,654		$223,947	8.4%	$298,072	11.2%
Percentage				5.0%	95.0%	100.0%
Weighted average interest rate (11)				10.55%	7.87%	8.00%
All indebtedness is non-recourse with the exception of the term loan.
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, which includes the operations of the Le Meridien, Stirling REIT OP, LP and debt associated with hotels in receivership.
(1)    SOFR rate was 4.85% at September 30, 2024.
(2)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.
(3)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fifth one-year extension period began in November 2023.
(4)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(5)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in December 2023.
(6)    This mortgage loan has six one-year extension options, subject to satisfaction of certain conditions. The fifth one-year extension period began in February 2024.
(7)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fifth one-year extension period began in April 2024.
(8)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fifth one-year extension period began in June 2024.
(9)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(10)    This mortgage loan has three one-year extension option, subject to satisfaction of certain conditions.
(11)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(12)    The final maturity date assumes all available extension options will be exercised.
(13)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
September 30, 2024
(dollars in thousands)
(unaudited)

	2024	2025	2026	2027	2028	Thereafter	Total
Morgan Stanley Pool - 17 hotels	$409,750	$—	$—	$—	$—	$—	$409,750
BAML Indigo Atlanta - 1 hotel	13,623	—	—	—	—	—	13,623
BAML Pool 3 - 2 hotels	—	25,906	—	—	—	—	25,906
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	22,030	—	—	—	—	22,030
BAML Highland Pool - 19 hotels	—	862,027	—	—	—	—	862,027
KEYS Pool C - 4 hotels	—	143,877	—	—	—	—	143,877
KEYS Pool D - 4 hotels	—	159,424	—	—	—	—	159,424
KEYS Pool E - 5 hotels	—	109,473	—	—	—	—	109,473
Oaktree Capital Term Loan	—	—	84,387	—	—	—	84,387
JPMorgan Chase - 8 hotels	—	—	325,000	—	—	—	325,000
Torchlight Marriott Gateway - 1 hotel	—	—	86,000	—	—	—	86,000
Aareal Le Pavillon - 1 hotel	—	—	—	35,000	—	—	35,000
Aareal Alexandria/La Posada	—	—	—	—	98,450	—	98,450
BAML Nashville - 1 hotel	—	—	—	—	—	267,200	267,200
Principal due in future periods	423,373	1,322,737	495,387	35,000	98,450	267,200	2,642,147
Scheduled amortization payments remaining	10,344	164	1,000	1,000	—	—	12,508
Total indebtedness	$433,717	$1,322,901	$496,387	$36,000	$98,450	$267,200	$2,654,655
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, which includes the operations of the Le Meridien, Stirling REIT OP, LP and debt associated with hotels in receivership.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$212,961	$(4,266)	$208,695	$270,325	$(59,604)	$210,721	(21.22)%	(0.96)%
RevPAR	$132.05	$(112.62)	$132.51	$131.67	$(122.91)	$134.38	0.29%	(1.39)%
Occupancy	70.82%	(79.71)%	70.61%	72.22%	(70.34)%	72.81%	(1.94)%	(3.02)%
ADR	$186.44	$(141.28)	$187.67	$182.31	$(174.75)	$184.56	2.27%	1.68%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$685,774	$(44,387)	$641,387	$815,218	$(177,170)	$638,048	(15.88)%	0.52%
RevPAR	$135.17	$(112.19)	$137.12	$133.81	$(123.12)	$137.12	1.02%	—%
Occupancy	70.71%	(68.16)%	70.92%	72.04%	(71.02)%	72.36%	(1.85)%	(1.98)%
ADR	$191.17	$(164.59)	$193.34	$185.74	$(173.37)	$189.50	2.92%	2.02%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$204,294	$(4,266)	$200,028	$261,296	$(59,604)	$201,692	(27.90)%	(0.83)%
RevPAR	$131.11	$(112.62)	$131.58	$130.75	$(122.91)	$133.26	0.28%	(1.28)%
Occupancy	71.17%	(79.71)%	70.96%	72.42%	(70.34)%	73.09%	(1.76)%	(3.01)%
ADR	$184.22	$(141.28)	$185.43	$180.53	$(174.75)	$182.32	2.00%	1.68%

ALL HOTELS NOT UNDER RENOVATION:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$659,040	$(44,387)	$614,653	$787,669	$(177,170)	$610,499	(19.52)%	0.68%
RevPAR	$134.21	$(112.19)	$136.14	$132.82	$(123.12)	$135.93	1.03%	0.15%
Occupancy	70.96%	(68.16)%	71.20%	72.18%	(71.02)%	72.56%	(1.72)%	(1.90)%
ADR	$189.14	$(164.59)	$191.20	$184.01	$(173.37)	$187.35	2.71%	2.01%
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at September 30, 2024, and not under renovation during the three months ended September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    Excluded hotels under renovation:
Embassy Suites Dallas

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2024	2023	% Variance	2024	2023	% Variance
Total hotel revenue	$276,019	$341,999	(19.29)%	$895,074	$1,042,613	(14.15)%
Non-comparable adjustments	(4,342)	(70,566)		(53,235)	(210,550)
Comparable total hotel revenue	$271,677	$271,433	0.09%	$841,839	$832,063	1.17%

Hotel net income (loss)	$32,678	$44,644	(26.80)%	$203,792	$143,479	42.04%
Non-comparable adjustments	(2,446)	(7,339)		(87,168)	(21,686)
Comparable hotel net income (loss)	$30,232	$37,305	(18.96)%	$116,624	$121,793	(4.24)%
Hotel net income (loss) margin	11.84%	13.05%	(1.21)%	22.77%	13.76%	9.01%
Comparable hotel net income margin	11.13%	13.74%	(2.61)%	13.85%	14.64%	(0.79)%

Hotel EBITDA	$71,833	$97,466	(26.30)%	$245,279	$305,703	(19.77)%
Non-comparable adjustments	(1,413)	(19,807)		(11,107)	(59,501)
Comparable hotel EBITDA	$70,420	$77,659	(9.32)%	$234,172	$246,202	(4.89)%
Hotel EBITDA margin	26.02%	28.50%	(2.48)%	27.40%	29.32%	(1.92)%
Comparable hotel EBITDA margin	25.92%	28.61%	(2.69)%	27.82%	29.59%	(1.77)%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2024	2023	% Variance	2024	2023	% Variance
Total hotel revenue	$264,263	$329,876	(19.89)%	$857,875	$1,004,200	(14.57)%
Non-comparable adjustments	(4,342)	(70,566)		(53,235)	(210,550)
Comparable total hotel revenue	$259,921	$259,310	0.24%	$804,640	$793,650	1.38%

Hotel net income (loss)	$32,888	$43,559	(24.50)%	$202,274	$139,111	45.40%
Non-comparable adjustments	(2,446)	(7,339)		(87,168)	(21,686)
Comparable hotel net income (loss)	$30,442	$36,220	(15.95)%	$115,106	$117,425	(1.97)%
Hotel net income (loss) margin	12.45%	13.20%	(0.75)%	23.58%	13.85%	9.73%
Comparable hotel net income margin	11.71%	13.97%	(2.26)%	14.31%	14.80%	(0.49)%

Hotel EBITDA	$69,932	$94,710	(26.16)%	$238,235	$296,147	(19.56)%
Non-comparable adjustments	(1,413)	(19,807)		(11,107)	(59,501)
Comparable hotel EBITDA	$68,519	$74,903	(8.52)%	$227,128	$236,646	(4.02)%
Hotel EBITDA margin	26.46%	28.71%	(2.25)%	27.77%	29.49%	(1.72)%
Comparable hotel EBITDA margin	26.36%	28.89%	(2.53)%	28.23%	29.82%	(1.59)%
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at September 30, 2024, and not under renovation during the three months ended September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
Embassy Suites Dallas

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024	2024	2024	2024	2024	2024	2024	2023	2023	2023
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total hotel revenue	$276,019	$(4,342)	$271,677	$315,797	$(13,371)	$302,426	$303,258	$(35,522)	$267,736	$319,177	$(60,307)	$258,870
Hotel net income (loss)	$32,678	$(2,446)	$30,232	$140,679	$(86,395)	$54,284	$30,435	$1,673	$32,108	$(130,905)	$153,526	$22,621
Hotel net income (loss) margin	11.84%		11.13%	44.55%		17.95%	10.04%		11.99%	(41.01)%		8.74%
Hotel EBITDA	$71,833	$(1,413)	$70,420	$95,134	$(2,533)	$92,601	$78,312	$(7,161)	$71,151	$78,605	$(14,546)	$64,059
Hotel EBITDA margin	26.02%		25.92%	30.13%		30.62%	25.82%		26.58%	24.63%		24.75%

Hotel net income (loss) % of total TTM	44.8%		21.7%	193.0%		39.0%	41.8%		23.1%	(179.6)%		16.2%
EBITDA % of total TTM	22.2%		23.6%	29.4%		31.1%	24.2%		23.9%	24.2%		21.4%

	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
	TTM	TTM	TTM
Total hotel revenue	$1,214,251	$(113,542)	$1,100,709
Hotel net income (loss)	$72,887	$66,358	$139,245
Hotel net income (loss) margin	6.00%		12.65%
Hotel EBITDA	$323,884	$(25,653)	$298,231
Hotel EBITDA margin	26.67%		27.09%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2024	2024	2024	2023	2023	2023	% Variance	% Variance
Atlanta, GA Area	4	939	$132.52	$(112.62)	$136.53	$134.20	$(121.37)	$143.59	(1.3)%	(4.9)%
Boston, MA Area	1	315	274.46	—	274.46	286.97	(315.15)	252.09	(4.4)%	8.9%
Dallas / Ft. Worth, TX Area	5	1,396	102.56	(69.96)	102.73	97.79	(61.05)	107.46	4.9%	(4.4)%
Houston, TX Area	3	695	112.92	—	112.92	103.47	—	103.47	9.1%	9.1%
Los Angeles, CA Metro Area	4	1,312	138.06	—	138.06	138.83	(129.81)	140.94	(0.6)%	(2.0)%
Miami, FL Metro Area	2	414	112.35	—	112.35	113.52	—	113.52	(1.0)%	(1.0)%
Minneapolis - St. Paul, MN Area	2	520	94.59	—	94.59	96.77	—	96.77	(2.3)%	(2.3)%
Nashville, TN Area	1	674	203.17	—	203.17	238.28	—	238.28	(14.7)%	(14.7)%
New York / New Jersey Metro Area	4	1,159	105.56	—	105.56	115.85	(123.36)	112.07	(8.9)%	(5.8)%
Orlando, FL Area	2	524	95.09	—	95.09	99.14	—	99.14	(4.1)%	(4.1)%
Philadelphia, PA Area	1	263	118.04	—	118.04	101.60	(79.64)	133.76	16.2%	(11.8)%
San Diego, CA Area	2	410	180.15	—	180.15	169.71	—	169.71	6.2%	6.2%
San Francisco - Oakland, CA Metro Area	3	793	142.20	—	142.20	126.30	(117.34)	134.81	12.6%	5.5%
Tampa, FL Area	2	571	105.33	—	105.33	113.09	—	113.09	(6.9)%	(6.9)%
Washington D.C. - MD - VA Area	9	2,428	141.50	—	141.50	139.21	—	139.21	1.6%	1.6%
Other Areas	24	4,826	131.21	(113.96)	131.98	124.01	(103.54)	131.84	5.8%	0.1%
Total Portfolio	69	17,239	$132.05	$(112.62)	$132.51	$131.67	$(122.91)	$134.38	0.3%	(1.4)%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2024	2024	2024	2023	2023	2023	% Variance	% Variance
Atlanta, GA Area	4	939	$127.79	$(95.79)	$138.95	$137.16	$(124.35)	$146.53	(6.8)%	(5.2)%
Boston, MA Area	1	315	206.13	(162.27)	225.75	241.72	(267.08)	210.33	(14.7)%	7.3%
Dallas / Ft. Worth, TX Area	5	1,396	115.17	(83.82)	117.45	110.15	(75.38)	119.31	4.6%	(1.6)%
Houston, TX Area	3	695	106.58	—	106.58	108.91	—	108.91	(2.1)%	(2.1)%
Los Angeles, CA Metro Area	4	1,312	145.73	(84.48)	148.87	144.86	(117.89)	151.17	0.6%	(1.5)%
Miami, FL Metro Area	2	414	170.98	—	170.98	168.58	—	168.58	1.4%	1.4%
Minneapolis - St. Paul, MN Area	2	520	77.01	—	77.01	77.38	—	77.38	(0.5)%	(0.5)%
Nashville, TN Area	1	674	228.15	—	228.15	235.79	—	235.79	(3.2)%	(3.2)%
New York / New Jersey Metro Area	4	1,159	95.57	(55.84)	97.33	100.74	(106.32)	97.93	(5.1)%	(0.6)%
Orlando, FL Area	2	524	119.20	—	119.20	125.93	—	125.93	(5.3)%	(5.3)%
Philadelphia, PA Area	1	263	108.29	(28.18)	121.56	96.27	(74.76)	127.76	12.5%	(4.9)%
San Diego, CA Area	2	410	161.66	—	161.66	149.57	—	149.57	8.1%	8.1%
San Francisco - Oakland, CA Metro Area	3	793	128.79	(85.16)	134.87	122.87	(119.12)	126.43	4.8%	6.7%
Tampa, FL Area	2	571	142.08	—	142.08	149.36	—	149.36	(4.9)%	(4.9)%
Washington D.C. - MD - VA Area	9	2,428	154.09	—	154.09	148.78	—	148.78	3.6%	3.6%
Other Areas	24	4,826	129.84	(132.17)	129.55	126.55	(118.39)	129.67	2.6%	(0.1)%
Total Portfolio	69	17,239	$135.17	$(112.19)	$137.12	$133.81	$(123.12)	$137.12	1.0%	—%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2024	2024	2024		2023	2023	2023		% Variance	% Variance
Atlanta, GA Area	4	939	$1,027	$(114)	$913	3.0%	$1,932	$(545)	$1,387	3.7%	(46.8)%	(34.2)%
Boston, MA Area	1	315	3,200	(109)	3,091	10.2%	4,568	(2,162)	2,406	6.4%	(29.9)%	28.5%
Dallas / Ft. Worth, TX Area	5	1,396	3,029	(2,690)	339	1.1%	1,435	334	1,769	4.7%	111.1%	(80.8)%
Houston, TX Area	3	695	82	—	82	0.3%	1,014	—	1,014	2.7%	(91.9)%	(91.9)%
Los Angeles, CA Metro Area	4	1,312	2,504	—	2,504	8.3%	3,911	(905)	3,006	8.1%	(36.0)%	(16.7)%
Miami, FL Metro Area	2	414	(1,361)	—	(1,361)	(4.5)%	(639)	—	(639)	(1.7)%	(113.0)%	(113.0)%
Minneapolis - St. Paul, MN Area	2	520	456	—	456	1.5%	678	—	678	1.8%	(32.7)%	(32.7)%
Nashville, TN Area	1	674	4,950	—	4,950	16.4%	6,252	—	6,252	16.8%	(20.8)%	(20.8)%
New York / New Jersey Metro Area	4	1,159	715	—	715	2.4%	2,717	(1,107)	1,610	4.3%	(73.7)%	(55.6)%
Orlando, FL Area	2	524	(212)	—	(212)	(0.7)%	(91)	—	(91)	(0.2)%	(133.0)%	(133.0)%
Philadelphia, PA Area	1	263	353	(47)	306	1.0%	463	(209)	254	0.7%	(23.8)%	20.5%
San Diego, CA Area	2	410	2,258	—	2,258	7.5%	1,860	—	1,860	5.0%	21.4%	21.4%
San Francisco - Oakland, CA Metro Area	3	793	1,085	(2)	1,083	3.6%	1,526	(626)	900	2.4%	(28.9)%	20.3%
Tampa, FL Area	2	571	483	—	483	1.6%	724	—	724	1.9%	(33.3)%	(33.3)%
Washington D.C. - MD - VA Area	9	2,428	7,246	—	7,246	24.0%	5,876	—	5,876	15.8%	23.3%	23.3%
Other Areas	24	4,826	6,863	516	7,379	24.3%	12,418	(2,119)	10,299	27.6%	(44.7)%	(28.4)%
Total Portfolio	69	17,239	$32,678	$(2,446)	$30,232	100.0%	$44,644	$(7,339)	$37,305	100.0%	(26.8)%	(19.0)%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2024	2024	2024		2023	2023	2023		% Variance	% Variance
Atlanta, GA Area	4	939	$18,009	$(14,350)	$3,659	3.1%	$7,078	$(1,380)	$5,698	4.7%	154.4%	(35.8)%
Boston, MA Area	1	315	2,361	3,350	5,711	4.9%	7,036	(2,555)	4,481	3.7%	(66.4)%	27.4%
Dallas / Ft. Worth, TX Area	5	1,396	9,028	(1,730)	7,298	6.3%	8,199	(48)	8,151	6.7%	10.1%	(10.5)%
Houston, TX Area	3	695	412	—	412	0.4%	3,329	—	3,329	2.7%	(87.6)%	(87.6)%
Los Angeles, CA Metro Area	4	1,312	6,227	3,375	9,602	8.2%	15,188	(1,867)	13,321	10.9%	(59.0)%	(27.9)%
Miami, FL Metro Area	2	414	3,860	—	3,860	3.3%	3,523	—	3,523	2.9%	9.6%	9.6%
Minneapolis - St. Paul, MN Area	2	520	(779)	—	(779)	(0.7)%	(249)	—	(249)	(0.2)%	(212.9)%	(212.9)%
Nashville, TN Area	1	674	19,400	—	19,400	16.6%	18,114	—	18,114	14.9%	7.1%	7.1%
New York / New Jersey Metro Area	4	1,159	(107)	882	775	0.7%	3,315	(567)	2,748	2.3%	(103.2)%	(71.8)%
Orlando, FL Area	2	524	2,229	—	2,229	1.9%	2,755	—	2,755	2.3%	(19.1)%	(19.1)%
Philadelphia, PA Area	1	263	370	802	1,172	1.0%	322	(90)	232	0.2%	14.9%	405.2%
San Diego, CA Area	2	410	5,126	—	5,126	4.4%	4,079	—	4,079	3.3%	25.7%	25.7%
San Francisco - Oakland, CA Metro Area	3	793	1,565	243	1,808	1.6%	2,796	(2,672)	124	0.1%	(44.0)%	1,358.1%
Tampa, FL Area	2	571	6,908	—	6,908	5.9%	7,126	—	7,126	5.9%	(3.1)%	(3.1)%
Washington D.C. - MD - VA Area	9	2,428	27,014	—	27,014	23.2%	19,980	—	19,980	16.4%	35.2%	35.2%
Other Areas	24	4,826	102,169	(79,740)	22,429	19.2%	40,888	(12,507)	28,381	23.2%	149.9%	(21.0)%
Total Portfolio	69	17,239	$203,792	$(87,168)	$116,624	100.0%	$143,479	$(21,686)	$121,793	100.0%	42.0%	(4.2)%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2024	2024	2024		2023	2023	2023		% Variance	% Variance
Atlanta, GA Area	4	939	$4,142	$(643)	$3,499	5.0%	$6,242	$(2,032)	$4,210	5.4%	(33.6)%	(16.9)%
Boston, MA Area	1	315	3,897	(139)	3,758	5.3%	9,050	(5,865)	3,185	4.1%	(56.9)%	18.0%
Dallas / Ft. Worth, TX Area	5	1,396	4,251	(25)	4,226	6.0%	5,315	(201)	5,114	6.6%	(20.0)%	(17.4)%
Houston, TX Area	3	695	2,351	—	2,351	3.3%	2,393	—	2,393	3.1%	(1.8)%	(1.8)%
Los Angeles, CA Metro Area	4	1,312	4,370	—	4,370	6.2%	7,599	(1,268)	6,331	8.2%	(42.5)%	(31.0)%
Miami, FL Metro Area	2	414	729	—	729	1.0%	726	—	726	0.9%	0.4%	0.4%
Minneapolis - St. Paul, MN Area	2	520	1,209	—	1,209	1.7%	1,474	—	1,474	1.9%	(18.0)%	(18.0)%
Nashville, TN Area	1	674	7,470	—	7,470	10.6%	8,649	—	8,649	11.1%	(13.6)%	(13.6)%
New York / New Jersey Metro Area	4	1,159	2,737	—	2,737	3.9%	6,646	(2,914)	3,732	4.8%	(58.8)%	(26.7)%
Orlando, FL Area	2	524	712	—	712	1.0%	967	—	967	1.2%	(26.4)%	(26.4)%
Philadelphia, PA Area	1	263	733	(47)	686	1.0%	1,206	(493)	713	0.9%	(39.2)%	(3.8)%
San Diego, CA Area	2	410	2,779	—	2,779	3.9%	2,465	—	2,465	3.2%	12.7%	12.7%
San Francisco - Oakland, CA Metro Area	3	793	3,491	(2)	3,489	5.0%	5,131	(1,818)	3,313	4.3%	(32.0)%	5.3%
Tampa, FL Area	2	571	1,205	—	1,205	1.7%	1,632	—	1,632	2.1%	(26.2)%	(26.2)%
Washington D.C. - MD - VA Area	9	2,428	11,659	—	11,659	16.6%	11,317	—	11,317	14.6%	3.0%	3.0%
Other Areas	24	4,826	20,098	(557)	19,541	27.8%	26,654	(5,216)	21,438	27.6%	(24.6)%	(8.8)%
Total Portfolio	69	17,239	$71,833	$(1,413)	$70,420	100.0%	$97,466	$(19,807)	$77,659	100.0%	(26.3)%	(9.3)%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2024	2024	2024		2023	2023	2023		% Variance	% Variance
Atlanta, GA Area	4	939	$13,434	$(1,961)	$11,473	4.9%	$20,459	$(6,049)	$14,410	5.9%	(34.3)%	(20.4)%
Boston, MA Area	1	315	8,485	(653)	7,832	3.3%	20,175	(13,208)	6,967	2.8%	(57.9)%	12.4%
Dallas / Ft. Worth, TX Area	5	1,396	17,749	(568)	17,181	7.3%	19,867	(1,490)	18,377	7.5%	(10.7)%	(6.5)%
Houston, TX Area	3	695	6,134	—	6,134	2.6%	7,782	—	7,782	3.2%	(21.2)%	(21.2)%
Los Angeles, CA Metro Area	4	1,312	15,699	151	15,850	6.8%	23,698	(3,020)	20,678	8.4%	(33.8)%	(23.3)%
Miami, FL Metro Area	2	414	8,176	—	8,176	3.5%	7,740	—	7,740	3.1%	5.6%	5.6%
Minneapolis - St. Paul, MN Area	2	520	1,585	—	1,585	0.7%	2,192	—	2,192	0.9%	(27.7)%	(27.7)%
Nashville, TN Area	1	674	26,812	—	26,812	11.4%	25,666	—	25,666	10.4%	4.5%	4.5%
New York / New Jersey Metro Area	4	1,159	7,222	(112)	7,110	3.0%	15,512	(6,057)	9,455	3.8%	(53.4)%	(24.8)%
Orlando, FL Area	2	524	5,064	—	5,064	2.2%	5,918	—	5,918	2.4%	(14.4)%	(14.4)%
Philadelphia, PA Area	1	263	2,100	232	2,332	1.0%	3,382	(1,251)	2,131	0.9%	(37.9)%	9.4%
San Diego, CA Area	2	410	6,812	—	6,812	2.9%	5,947	—	5,947	2.4%	14.5%	14.5%
San Francisco - Oakland, CA Metro Area	3	793	9,590	(230)	9,360	4.0%	14,598	(6,243)	8,355	3.4%	(34.3)%	12.0%
Tampa, FL Area	2	571	9,305	—	9,305	4.0%	9,946	—	9,946	4.0%	(6.4)%	(6.4)%
Washington D.C. - MD - VA Area	9	2,428	40,746	—	40,746	17.4%	39,053	—	39,053	15.9%	4.3%	4.3%
Other Areas	24	4,826	66,366	(7,966)	58,400	25.0%	83,768	(22,183)	61,585	25.0%	(20.8)%	(5.2)%
Total Portfolio	69	17,239	$245,279	$(11,107)	$234,172	100.0%	$305,703	$(59,501)	$246,202	100.0%	(19.8)%	(4.9)%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
September 30, 2024
(in thousands, except share price)
(unaudited)

September 30, 2024
Common stock shares outstanding	5,444
Partnership units outstanding	208
Combined common stock shares and partnership units outstanding	5,652
Common stock price	$7.50
Market capitalization	$42,387
Series D cumulative preferred stock	$27,778
Series F cumulative preferred stock	$25,926
Series G cumulative preferred stock	$36,824
Series H cumulative preferred stock	$26,024
Series I cumulative preferred stock	$25,858
Series J redeemable preferred stock	$153,971
Series K redeemable preferred stock	$13,168
Indebtedness	$2,654,654
Net working capital (see below)	$(160,047)
Total enterprise value (TEV)	$2,846,543

Cash and cash equivalents	$114,114
Restricted cash	$109,711
Accounts receivable, net	$49,611
Prepaid expenses	$13,399
Due from third-party hotel managers, net	$25,561
Due from affiliates, net	$608
Total current assets	$313,004

Accounts payable, net & accrued expenses	$149,124
Dividends and distributions payable	$3,833
Total current liabilities	$152,957

Net working capital	$160,047

The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, which includes the operations of the Le Meridien, Stirling REIT OP, LP and debt associated with hotels in receivership.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2024
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated
Courtyard Bloomington	117				x
La Concha Key West	160	x	x
Embassy Suites Dallas	150		x	x	x
Embassy Suites Palm Beach	160				x
Le Pavillon New Orleans	226	x
Marriott Sugar Land	300	x	x
Residence Inn Evansville	78				x
Total		3	3	1	4
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2024 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2024	2024	2024	2023	September 30, 2024
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$32,678	$140,679	$30,435	$(130,905)	$72,887
Non-property adjustments	(2,771)	(85,986)	1,970	155,688	68,901
Interest income	(482)	(420)	(410)	(421)	(1,733)
Interest expense	2,206	2,086	4,155	4,231	12,678
Amortization of loan costs	77	76	219	222	594
Depreciation and amortization	37,691	37,139	40,220	46,617	161,667
Income tax expense (benefit)	26	29	35	42	132
Non-hotel EBITDA ownership expense	2,408	1,531	1,688	3,131	8,758
Hotel EBITDA including amounts attributable to noncontrolling interest	71,833	95,134	78,312	78,605	323,884
Non-comparable adjustments	(1,413)	(2,533)	(7,161)	(14,546)	(25,653)
Comparable hotel EBITDA	$70,420	$92,601	$71,151	$64,059	$298,231
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2024
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$32,888	$(210)	$32,678	$(2)	$(91,804)	$(59,128)
Non-property adjustments	(2,771)	—	(2,771)	—	2,771	—
Interest income	(437)	(45)	(482)	—	482	—
Interest expense	2,206	—	2,206	—	72,167	74,373
Amortization of loan cost	77	—	77	—	3,495	3,572
Depreciation and amortization	35,591	2,100	37,691	—	49	37,740
Income tax expense (benefit)	26	—	26	—	(471)	(445)
Non-hotel EBITDA ownership expense	2,352	56	2,408	—	(2,408)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	69,932	1,901	71,833	(2)	(15,719)	56,112
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	133	133
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	257	257
Hotel EBITDA attributable to the Company and OP unitholders	$69,932	$1,901	$71,833	$(2)	$(15,329)	$56,502
Non-comparable adjustments	(1,413)	—	(1,413)
Comparable hotel EBITDA	$68,519	$1,901	$70,420
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Embassy Suites Dallas

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2024
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$140,679	$(5)	$(89,863)	$50,811
Non-property adjustments	(85,986)	—	85,986	—
Interest income	(420)	—	420	—
Interest expense	2,086	—	74,936	77,022
Amortization of loan cost	76	—	3,262	3,338
Depreciation and amortization	37,139	—	48	37,187
Income tax expense (benefit)	29	—	3,426	3,455
Non-hotel EBITDA ownership expense	1,531	—	(1,531)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	95,134	(5)	76,684	171,813
Equity in (earnings) loss of unconsolidated entities	—	—	162	162
Company's portion of EBITDA of unconsolidated entities	—	—	215	215
Hotel EBITDA attributable to the Company and OP unitholders	$95,134	$(5)	$77,061	$172,190
Non-comparable adjustments	(2,533)
Comparable hotel EBITDA	$92,601
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$30,435	$(1)	$41,971	$72,405
Non-property adjustments	1,970	—	(1,970)	—
Interest income	(410)	—	410	—
Interest expense	4,155	—	79,696	83,851
Amortization of loan cost	219	—	1,989	2,208
Depreciation and amortization	40,220	—	324	40,544
Income tax expense (benefit)	35	—	268	303
Non-hotel EBITDA ownership expense	1,688	—	(1,688)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	78,312	(1)	121,000	199,311
Equity in (earnings) loss of unconsolidated entities	—	—	533	533
Company's portion of EBITDA of unconsolidated entities	—	—	(166)	(166)
Hotel EBITDA attributable to the Company and OP unitholders	$78,312	$(1)	$121,367	$199,678
Non-comparable adjustments	(7,161)
Comparable hotel EBITDA	$71,151
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(130,905)	$60	$101,041	$(29,804)
Non-property adjustments	155,688	(22)	(155,666)	—
Interest income	(421)	—	421	—
Interest expense	4,231	—	88,331	92,562
Amortization of loan cost	222	—	2,879	3,101
Depreciation and amortization	46,617	—	227	46,844
Income tax expense (benefit)	42	—	(1,552)	(1,510)
Non-hotel EBITDA ownership expense	3,131	1	(3,132)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	78,605	39	32,549	111,193
Equity in (earnings) loss of unconsolidated entities	—	—	419	419
Company's portion of EBITDA of unconsolidated entities	—	—	(74)	(74)
Hotel EBITDA attributable to the Company and OP unitholders	$78,605	$39	$32,894	$111,538
Non-comparable adjustments	(14,546)
Comparable hotel EBITDA	$64,059
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$43,559	$1,085	$44,644	$5,130	$(114,225)	$(64,451)
Non-property adjustments	(33)	—	(33)	(6,389)	6,422	—
Interest income	(357)	(26)	(383)	—	383	—
Interest expense	4,234	—	4,234	—	91,897	96,131
Amortization of loan cost	219	—	219	—	3,030	3,249
Depreciation and amortization	44,244	1,661	45,905	—	49	45,954
Income tax expense (benefit)	89	—	89	—	38	127
Non-hotel EBITDA ownership expense	2,755	36	2,791	3	(2,794)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	94,710	2,756	97,466	(1,256)	(15,200)	81,010
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	138	138
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	217	217
Hotel EBITDA attributable to the Company and OP unitholders	$94,710	$2,756	$97,466	$(1,256)	$(14,845)	$81,365
Non-comparable adjustments	(19,807)	—	(19,807)
Comparable hotel EBITDA	$74,903	$2,756	$77,659
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Embassy Suites Dallas

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2024
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$202,274	$1,518	$203,792	$(8)	$(139,696)	$64,088
Non-property adjustments	(86,787)	—	(86,787)	—	86,787	—
Interest income	(1,200)	(112)	(1,312)	—	1,312	—
Interest expense	8,447	—	8,447	—	226,799	235,246
Amortization of loan cost	372	—	372	—	8,746	9,118
Depreciation and amortization	109,510	5,540	115,050	—	421	115,471
Income tax expense (benefit)	90	—	90	—	3,223	3,313
Non-hotel EBITDA ownership expense	5,529	98	5,627	—	(5,627)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	238,235	7,044	245,279	(8)	181,965	427,236
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	828	828
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	306	306
Hotel EBITDA attributable to the Company and OP unitholders	$238,235	$7,044	$245,279	$(8)	$183,099	$428,370
Non-comparable adjustments	(11,107)	—	(11,107)
Comparable hotel EBITDA	$227,128	$7,044	$234,172
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Embassy Suites Dallas

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2023
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$139,111	$4,368	$143,479	$5,130	$(299,539)	$(150,930)
Non-property adjustments	(50)	—	(50)	(6,389)	6,439	—
Interest income	(679)	(52)	(731)	—	731	—
Interest expense	14,951	—	14,951	—	245,900	260,851
Amortization of loan cost	763	—	763	—	8,871	9,634
Depreciation and amortization	135,549	5,105	140,654	164	145	140,963
Income tax expense (benefit)	177	—	177	—	2,233	2,410
Non-hotel EBITDA ownership expense	6,325	135	6,460	18	(6,478)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	296,147	9,556	305,703	(1,077)	(41,698)	262,928
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	715	715
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	305	305
Hotel EBITDA attributable to the Company and OP unitholders	$296,147	$9,556	$305,703	$(1,077)	$(40,678)	$263,948
Non-comparable adjustments	(59,501)	—	(59,501)
Comparable hotel EBITDA	$236,646	$9,556	$246,202
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Embassy Suites Dallas

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2024
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$1,027	$3,200	$3,029	$82	$2,504	$(1,361)	$456	$4,950	$715
Non-property adjustments	—	(12)	(2,675)	—	—	—	—	—	—
Interest income	(53)	(82)	—	—	(15)	(12)	—	(29)	—
Interest expense	777	—	337	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,321	744	3,473	1,709	2,043	1,143	729	2,407	1,994
Income tax expense (benefit)	—	—	—	—	—	—	—	21	—
Non-hotel EBITDA ownership expense	70	47	87	560	(162)	959	24	121	28
Hotel EBITDA including amounts attributable to noncontrolling interest	4,142	3,897	4,251	2,351	4,370	729	1,209	7,470	2,737
Non-comparable adjustments	(643)	(139)	(25)	—	—	—	—	—	—
Comparable hotel EBITDA	$3,499	$3,758	$4,226	$2,351	$4,370	$729	$1,209	$7,470	$2,737

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(212)	$353	$2,258	$1,085	$483	$7,246	$6,863	$32,678
Non-property adjustments	—	—	—	—	—	—	(84)	(2,771)
Interest income	(31)	—	(27)	(17)	—	(174)	(42)	(482)
Interest expense	—	—	—	212	—	—	880	2,206
Amortization of loan costs	—	—	—	40	—	—	37	77
Depreciation and amortization	959	375	597	2,158	794	4,528	11,717	37,691
Income tax expense (benefit)	—	—	—	—	—	—	5	26
Non-hotel EBITDA ownership expense	(4)	5	(49)	13	(72)	59	722	2,408
Hotel EBITDA including amounts attributable to noncontrolling interest	712	733	2,779	3,491	1,205	11,659	20,098	71,833
Non-comparable adjustments	—	(47)	—	(2)	—	—	(557)	(1,413)
Comparable hotel EBITDA	$712	$686	$2,779	$3,489	$1,205	$11,659	$19,541	$70,420
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$1,932	$4,568	$1,435	$1,014	$3,911	$(639)	$678	$6,252	$2,717
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	(37)	(52)	(5)	—	(37)	(10)	—	(14)	(16)
Interest expense	818	2,321	—	—	—	—	—	—	—
Amortization of loan costs	6	141	—	—	—	—	—	—	—
Depreciation and amortization	3,456	2,016	3,755	1,286	2,491	1,270	754	2,432	3,819
Income tax expense (benefit)	—	—	—	—	—	—	—	26	—
Non-hotel EBITDA ownership expense	67	56	130	93	1,234	105	42	(47)	126
Hotel EBITDA including amounts attributable to noncontrolling interest	6,242	9,050	5,315	2,393	7,599	726	1,474	8,649	6,646
Non-comparable adjustments	(2,032)	(5,865)	(201)	—	(1,268)	—	—	—	(2,914)
Comparable hotel EBITDA	$4,210	$3,185	$5,114	$2,393	$6,331	$726	$1,474	$8,649	$3,732

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(91)	$463	$1,860	$1,526	$724	$5,876	$12,418	$44,644
Non-property adjustments	—	—	—	—	—	—	(33)	(33)
Interest income	(19)	(8)	(17)	(11)	—	(116)	(41)	(383)
Interest expense	—	—	—	220	—	—	875	4,234
Amortization of loan costs	—	—	—	39	—	—	33	219
Depreciation and amortization	1,033	743	590	3,298	905	5,460	12,597	45,905
Income tax expense (benefit)	—	—	—	—	—	—	63	89
Non-hotel EBITDA ownership expense	44	8	32	59	3	97	742	2,791
Hotel EBITDA including amounts attributable to noncontrolling interest	967	1,206	2,465	5,131	1,632	11,317	26,654	97,466
Non-comparable adjustments	—	(493)	—	(1,818)	—	—	(5,216)	(19,807)
Comparable hotel EBITDA	$967	$713	$2,465	$3,313	$1,632	$11,317	$21,438	$77,659
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2024
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$18,009	$2,361	$9,028	$412	$6,227	$3,860	$(779)	$19,400	$(107)
Non-property adjustments	(14,362)	665	(1,585)	—	3,001	—	—	—	733
Interest income	(133)	(205)	(4)	—	(56)	(38)	—	(83)	(4)
Interest expense	2,329	2,518	337	—	—	—	—	—	—
Amortization of loan costs	—	144	—	—	—	—	—	—	—
Depreciation and amortization	7,378	3,041	9,662	4,989	6,360	3,335	2,256	7,270	6,262
Income tax expense (benefit)	—	—	—	—	—	—	—	70	—
Non-hotel EBITDA ownership expense	213	(39)	311	733	167	1,019	108	155	338
Hotel EBITDA including amounts attributable to noncontrolling interest	13,434	8,485	17,749	6,134	15,699	8,176	1,585	26,812	7,222
Non-comparable adjustments	(1,961)	(653)	(568)	—	151	—	—	—	(112)
Comparable hotel EBITDA	$11,473	$7,832	$17,181	$6,134	$15,850	$8,176	$1,585	$26,812	$7,110

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$2,229	$370	$5,126	$1,565	$6,908	$27,014	$102,169	$203,792
Non-property adjustments	—	425	—	228	—	—	(75,892)	(86,787)
Interest income	(83)	(4)	(68)	(52)	—	(471)	(111)	(1,312)
Interest expense	—	—	—	636	—	—	2,627	8,447
Amortization of loan costs	—	—	—	118	—	—	110	372
Depreciation and amortization	2,896	1,289	1,777	6,983	2,463	13,915	35,174	115,050
Income tax expense (benefit)	—	—	—	—	—	—	20	90
Non-hotel EBITDA ownership expense	22	20	(23)	112	(66)	288	2,269	5,627
Hotel EBITDA including amounts attributable to noncontrolling interest	5,064	2,100	6,812	9,590	9,305	40,746	66,366	245,279
Non-comparable adjustments	—	232	—	(230)	—	—	(7,966)	(11,107)
Comparable hotel EBITDA	$5,064	$2,332	$6,812	$9,360	$9,305	$40,746	$58,400	$234,172
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2023
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$7,078	$7,036	$8,199	$3,329	$15,188	$3,523	$(249)	$18,114	$3,315
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	(76)	(95)	(12)	—	(78)	(18)	—	(14)	(32)
Interest expense	2,407	6,577	—	—	—	—	—	—	—
Amortization of loan costs	17	417	—	—	—	—	—	—	—
Depreciation and amortization	10,678	6,093	11,463	3,790	7,633	4,100	2,298	7,468	11,808
Income tax expense (benefit)	—	—	—	—	—	—	—	74	—
Non-hotel EBITDA ownership expense	355	147	217	663	955	135	143	24	421
Hotel EBITDA including amounts attributable to noncontrolling interest	20,459	20,175	19,867	7,782	23,698	7,740	2,192	25,666	15,512
Non-comparable adjustments	(6,049)	(13,208)	(1,490)	—	(3,020)	—	—	—	(6,057)
Comparable hotel EBITDA	$14,410	$6,967	$18,377	$7,782	$20,678	$7,740	$2,192	$25,666	$9,455

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$2,755	$322	$4,079	$2,796	$7,126	$19,980	$40,888	$143,479
Non-property adjustments	—	—	—	—	—	23	(73)	(50)
Interest income	(52)	(17)	(37)	(39)	—	(174)	(87)	(731)
Interest expense	—	—	—	656	—	1,943	3,368	14,951
Amortization of loan costs	—	—	—	115	—	114	100	763
Depreciation and amortization	3,228	2,606	1,775	10,107	2,775	16,939	37,893	140,654
Income tax expense (benefit)	—	—	—	—	—	—	103	177
Non-hotel EBITDA ownership expense	(13)	471	130	963	45	228	1,576	6,460
Hotel EBITDA including amounts attributable to noncontrolling interest	5,918	3,382	5,947	14,598	9,946	39,053	83,768	305,703
Non-comparable adjustments	—	(1,251)	—	(6,243)	—	—	(22,183)	(59,501)
Comparable hotel EBITDA	$5,918	$2,131	$5,947	$8,355	$9,946	$39,053	$61,585	$246,202
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended September 30, 2024
	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel
Net income (loss)	$13,464	$88,305	$4,930	$49,043	$21,016	$4,556	$8,993	$9,229	$24,454	$5,053	$2,806
Non-property adjustments	(3,869)	(70,921)	(45)	—	—	—	(6,913)	(9,598)	(460)	—	(2,675)
Interest income	(52)	—	—	(508)	(233)	(208)	(109)	—	(108)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	9,734	4,813	11,404	45,438	20,352	19,655	3,477	613	9,790	5,163	254
Income tax expense (benefit)	—	—	5	—	—	—	—	—	95	—	—
Non-hotel EBITDA ownership expense	375	1,048	718	1,155	2,293	874	202	89	647	123	23
Hotel EBITDA including amounts attributable to noncontrolling interest	19,652	23,245	17,012	95,128	43,428	24,877	5,650	333	34,418	10,339	408
Non-comparable adjustments	288	(4,778)	—	—	—	165	(119)	(333)	—	—	(408)
Comparable hotel EBITDA	$19,940	$18,467	$17,012	$95,128	$43,428	$25,042	$5,531	$—	$34,418	$10,339	$—

	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Ft Worth Le Meridien - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$(754)	$(3,613)	$11,494	$(1,367)	$(9,325)	$(586)	$1,740	$(158,917)	$(3,164)	$(3,578)	$4,904
Non-property adjustments	—	665	—	—	—	—	(1,579)	159,966	6,134	3,101	(4,764)
Interest income	—	—	(403)	—	—	—	—	(11)	(68)	(33)	—
Interest expense	1,164	4,831	—	854	3,506	337	—	—	—	—	—
Amortization of loan costs	6	286	—	159	143	—	—	—	—	—	—
Depreciation and amortization	1,262	1,893	5,211	2,303	4,993	408	228	2,144	2,843	2,463	477
Income tax expense (benefit)	—	—	—	—	—	—	9	—	—	—	—
Non-hotel EBITDA ownership expense	49	92	54	95	185	—	49	81	193	206	45
Hotel EBITDA including amounts attributable to noncontrolling interest	1,727	4,154	16,356	2,044	(498)	159	447	3,263	5,938	2,159	662
Non-comparable adjustments	—	(4,154)	(3)	—	—	—	(447)	(3,263)	(5,938)	(2,159)	(662)
Comparable hotel EBITDA	$1,727	$—	$16,353	$2,044	$(498)	$159	$—	$—	$—	$—	$—

	Morgan Stanley Ann Arbor - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	BAML - 4 Pack - Stirling	Unencumbered Hotels	Total Portfolio
Net income (loss)	$105	$(140)	$176	$(22)	$4,085	$72,887
Non-property adjustments	(141)	—	—	—	—	68,901
Interest income	—	—	—	—	—	(1,733)
Interest expense	—	—	—	—	1,986	12,678
Amortization of loan costs	—	—	—	—	—	594
Depreciation and amortization	—	199	71	3,511	2,968	161,667
Income tax expense (benefit)	—	—	23	—	—	132
Non-hotel EBITDA ownership expense	5	6	2	50	99	8,758
Hotel EBITDA including amounts attributable to noncontrolling interest	(31)	65	272	3,539	9,138	323,884
Non-comparable adjustments	31	(65)	(272)	(3,539)	3	(25,653)
Comparable hotel EBITDA	$—	$—	$—	$—	$9,141	$298,231
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2024
	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel
Net income (loss)	$1,735	$3,502	$3,233	$11,478	$1,784	$351	$21	$(15)	$4,949	$1,953	$2,690
Non-property adjustments	—	2	—	—	—	—	40	—	—	—	(2,675)
Interest income	(12)	—	—	(160)	(75)	(60)	(35)	—	(29)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,291	971	2,689	10,912	5,602	5,152	747	—	2,407	1,237	6
Income tax expense (benefit)	—	—	1	—	—	—	—	—	22	—	—
Non-hotel EBITDA ownership expense	(12)	529	152	(182)	1,567	49	(8)	5	121	21	4
Hotel EBITDA including amounts attributable to noncontrolling interest	4,002	5,004	6,075	22,048	8,878	5,492	765	(10)	7,470	3,211	25
Non-comparable adjustments	(48)	42	—	—	—	—	—	10	—	—	(25)
Comparable hotel EBITDA	$3,954	$5,046	$6,075	$22,048	$8,878	$5,492	$765	$—	$7,470	$3,211	$—

	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Ft Worth Le Meridien - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$(258)	$109	$2,850	$419	$(2,682)	$(586)	$(7)	$99	$(7)	$—	$(4)
Non-property adjustments	—	(12)	—	—	—	—	—	(96)	7	—	—
Interest income	—	—	(111)	—	—	—	—	—	—	—	—
Interest expense	284	—	—	212	879	337	—	—	—	—	—
Amortization of loan costs	—	—	—	41	36	—	—	—	—	—	—
Depreciation and amortization	312	—	1,168	513	1,387	408	—	—	—	—	—
Income tax expense (benefit)	—	—	—	—	—	—	3	—	—	—	—
Non-hotel EBITDA ownership expense	25	42	6	47	—	—	18	—	—	—	3
Hotel EBITDA including amounts attributable to noncontrolling interest	363	139	3,913	1,232	(380)	159	14	3	—	—	(1)
Non-comparable adjustments	—	(139)	(3)	—	—	—	(14)	(3)	—	—	1
Comparable hotel EBITDA	$363	$—	$3,910	$1,232	$(380)	$159	$—	$—	$—	$—	$—

	Morgan Stanley Ann Arbor - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	BAML - 4 Pack - Stirling	Unencumbered Hotels	Total Portfolio
Net income (loss)	$37	$—	$—	$55	$972	$32,678
Non-property adjustments	(37)	—	—	—	—	(2,771)
Interest income	—	—	—	—	—	(482)
Interest expense	—	—	—	—	494	2,206
Amortization of loan costs	—	—	—	—	—	77
Depreciation and amortization	—	—	—	1,158	731	37,691
Income tax expense (benefit)	—	—	—	—	—	26
Non-hotel EBITDA ownership expense	—	—	—	24	(3)	2,408
Hotel EBITDA including amounts attributable to noncontrolling interest	—	—	—	1,237	2,194	71,833
Non-comparable adjustments	—	—	—	(1,237)	3	(1,413)
Comparable hotel EBITDA	$—	$—	$—	$—	$2,197	$70,420
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2024
	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel
Net income (loss)	$3,400	$76,409	$3,926	$18,143	$7,716	$1,446	$936	$9,432	$8,639	$2,109	$63
Non-property adjustments	—	(70,923)	—	—	—	—	—	(9,598)	—	—	—
Interest income	(14)	—	—	(128)	(60)	(59)	(27)	—	(28)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,410	1,204	2,806	11,130	4,852	4,784	763	144	2,397	1,287	80
Income tax expense (benefit)	—	—	2	—	—	—	—	—	23	—	—
Non-hotel EBITDA ownership expense	129	317	78	267	164	348	67	61	27	19	4
Hotel EBITDA including amounts attributable to noncontrolling interest	5,925	7,007	6,812	29,412	12,672	6,519	1,739	39	11,058	3,415	147
Non-comparable adjustments	14	(1,589)	—	—	—	330	—	(39)	—	—	(147)
Comparable hotel EBITDA	$5,939	$5,418	$6,812	$29,412	$12,672	$6,849	$1,739	$—	$11,058	$3,415	$—

	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Ft Worth Le Meridien - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$(144)	$(985)	$4,196	$(142)	$(2,276)	$—	$1,617	$—	$(204)	$(41)	$4,732
Non-property adjustments	—	677	—	—	—	—	(1,579)	—	196	41	(4,764)
Interest income	—	—	(104)	—	—	—	—	—	—	—	—
Interest expense	283	226	—	211	872	—	—	—	—	—	—
Amortization of loan costs	—	—	—	40	36	—	—	—	—	—	—
Depreciation and amortization	308	—	1,233	548	1,237	—	53	—	—	—	—
Income tax expense (benefit)	—	—	—	—	—	—	4	—	—	—	—
Non-hotel EBITDA ownership expense	9	(118)	7	7	102	—	15	—	7	—	1
Hotel EBITDA including amounts attributable to noncontrolling interest	456	(200)	5,332	664	(29)	—	110	—	(1)	—	(31)
Non-comparable adjustments	—	200	—	—	—	—	(110)	—	1	—	31
Comparable hotel EBITDA	$456	$—	$5,332	$664	$(29)	$—	$—	$—	$—	$—	$—

	Morgan Stanley Ann Arbor - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	BAML - 4 Pack - Stirling	Unencumbered Hotels	Total Portfolio
Net income (loss)	$22	$—	$—	$74	$1,611	$140,679
Non-property adjustments	(36)	—	—	—	—	(85,986)
Interest income	—	—	—	—	—	(420)
Interest expense	—	—	—	—	494	2,086
Amortization of loan costs	—	—	—	—	—	76
Depreciation and amortization	—	—	—	1,167	736	37,139
Income tax expense (benefit)	—	—	—	—	—	29
Non-hotel EBITDA ownership expense	—	—	—	(3)	23	1,531
Hotel EBITDA including amounts attributable to noncontrolling interest	(14)	—	—	1,238	2,864	95,134
Non-comparable adjustments	14	—	—	(1,238)	—	(2,533)
Comparable hotel EBITDA	$—	$—	$—	$—	$2,864	$92,601
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel
Net income (loss)	$3,424	$4,663	$(565)	$9,668	$7,472	$2,161	$7,913	$(69)	$5,811	$(12)	$(12)
Non-property adjustments	—	—	—	—	—	—	(6,953)	—	—	—	—
Interest income	(13)	—	—	(112)	(51)	(46)	(24)	—	(26)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,444	1,277	2,840	11,182	4,799	4,995	914	226	2,466	1,293	81
Income tax expense (benefit)	—	—	2	—	—	—	—	—	26	—	—
Non-hotel EBITDA ownership expense	104	113	124	576	225	249	96	4	7	18	3
Hotel EBITDA including amounts attributable to noncontrolling interest	5,959	6,053	2,401	21,314	12,445	7,359	1,946	161	8,284	1,299	72
Non-comparable adjustments	50	(1,862)	—	—	—	(109)	(107)	(161)	—	—	(72)
Comparable hotel EBITDA	$6,009	$4,191	$2,401	$21,314	$12,445	$7,250	$1,839	$—	$8,284	$1,299	$—

	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Ft Worth Le Meridien - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$(181)	$(2,474)	$2,282	$(711)	$(1,851)	$—	$38	$35	$(4,209)	$(3,396)	$(4)
Non-property adjustments	—	—	—	—	—	—	—	(34)	5,931	3,060	—
Interest income	—	—	(97)	—	—	—	—	—	(28)	(13)	—
Interest expense	284	2,291	—	213	873	—	—	—	—	—	—
Amortization of loan costs	—	144	—	39	36	—	—	—	—	—	—
Depreciation and amortization	311	745	1,300	551	1,132	—	85	—	973	856	48
Income tax expense (benefit)	—	—	—	—	—	—	7	—	—	—	—
Non-hotel EBITDA ownership expense	3	7	29	35	20	—	1	—	4	4	13
Hotel EBITDA including amounts attributable to noncontrolling interest	417	713	3,514	127	210	—	131	1	2,671	511	57
Non-comparable adjustments	—	(713)	—	—	—	—	(131)	(1)	(2,671)	(511)	(57)
Comparable hotel EBITDA	$417	$—	$3,514	$127	$210	$—	$—	$—	$—	$—	$—

	Morgan Stanley Ann Arbor - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	BAML - 4 Pack - Stirling	Unencumbered Hotels	Total Portfolio
Net income (loss)	$24	$—	$—	$(154)	$582	$30,435
Non-property adjustments	(34)	—	—	—	—	1,970
Interest income	—	—	—	—	—	(410)
Interest expense	—	—	—	—	494	4,155
Amortization of loan costs	—	—	—	—	—	219
Depreciation and amortization	—	—	—	952	750	40,220
Income tax expense (benefit)	—	—	—	—	—	35
Non-hotel EBITDA ownership expense	—	—	—	28	25	1,688
Hotel EBITDA including amounts attributable to noncontrolling interest	(10)	—	—	826	1,851	78,312
Non-comparable adjustments	10	—	—	(826)	—	(7,161)
Comparable hotel EBITDA	$—	$—	$—	$—	$1,851	$71,151
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel
Net income (loss)	$4,905	$3,731	$(1,664)	$9,754	$4,044	$598	$123	$(119)	$5,055	$1,003	$65
Non-property adjustments	(3,869)	—	(45)	—	—	—	—	—	(460)	—	—
Interest income	(13)	—	—	(108)	(47)	(43)	(23)	—	(25)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,589	1,361	3,069	12,214	5,099	4,724	1,053	243	2,520	1,346	87
Income tax expense (benefit)	—	—	—	—	—	—	—	—	24	—	—
Non-hotel EBITDA ownership expense	154	89	364	494	337	228	47	19	492	65	12
Hotel EBITDA including amounts attributable to noncontrolling interest	3,766	5,181	1,724	22,354	9,433	5,507	1,200	143	7,606	2,414	164
Non-comparable adjustments	272	(1,369)	—	—	—	(56)	(12)	(143)	—	—	(164)
Comparable hotel EBITDA	$4,038	$3,812	$1,724	$22,354	$9,433	$5,451	$1,188	$—	$7,606	$2,414	$—

	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Ft Worth Le Meridien - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$(171)	$(263)	$2,166	$(933)	$(2,516)	$—	$92	$(159,051)	$1,256	$(141)	$180
Non-property adjustments	—	—	—	—	—	—	—	160,096	—	—	—
Interest income	—	—	(91)	—	—	—	—	(11)	(40)	(20)	—
Interest expense	313	2,314	—	218	882	—	—	—	—	—	—
Amortization of loan costs	6	142	—	39	35	—	—	—	—	—	—
Depreciation and amortization	331	1,148	1,510	691	1,237	—	90	2,144	1,870	1,607	429
Income tax expense (benefit)	—	—	—	—	—	—	(5)	—	—	—	—
Non-hotel EBITDA ownership expense	12	161	12	6	63	—	15	81	182	202	28
Hotel EBITDA including amounts attributable to noncontrolling interest	491	3,502	3,597	21	(299)	—	192	3,259	3,268	1,648	637
Non-comparable adjustments	—	(3,502)	—	—	—	—	(192)	(3,259)	(3,268)	(1,648)	(637)
Comparable hotel EBITDA	$491	$—	$3,597	$21	$(299)	$—	$—	$—	$—	$—	$—

	Morgan Stanley Ann Arbor - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	BAML - 4 Pack - Stirling	Unencumbered Hotels	Total Portfolio
Net income (loss)	$22	$(140)	$176	$3	$920	$(130,905)
Non-property adjustments	(34)	—	—	—	—	155,688
Interest income	—	—	—	—	—	(421)
Interest expense	—	—	—	—	504	4,231
Amortization of loan costs	—	—	—	—	—	222
Depreciation and amortization	—	199	71	234	751	46,617
Income tax expense (benefit)	—	—	23	—	—	42
Non-hotel EBITDA ownership expense	5	6	2	1	54	3,131
Hotel EBITDA including amounts attributable to noncontrolling interest	(7)	65	272	238	2,229	78,605
Non-comparable adjustments	7	(65)	(272)	(238)	—	(14,546)
Comparable hotel EBITDA	$—	$—	$—	$—	$2,229	$64,059
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at September 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.